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EXHIBIT 10: AGREEMENT WITH GEORGE SOLANO

CENTRAL AMERICAN EQUITIES, INC.

A FLORIDA CORPORATION
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                           MINUTES OF THE MEETING OF
                             THE BOARD OF DIRECTORS

                                 March 26, 1998

       The undersigned, being the sole Board of Directors of Central American Equities Corp. (the "Corporation"), consent to the following actions taken and done at 12:00 p.m. on March 26, 1998.

RECITALS:

       WHEREAS; Hotel Alta opened November 9, 1997;

       WHEREAS; George Solano owns in escrow approximately 121,821 shares of Central American Equities Corp., successor owner of Cal Tico, L.P.;

       WHEREAS; George Solano is required per his contract to adhere to the following:

                "There will not be a quota for the first year of operation knowing it to be a period of adjustment.

                Year 2, thirteenth month through twenty-fourth month of operation, Solano Travel must generate a minimum of $350,000 U.S. net revenue for the hotel, or George Solano's existing ownership position will be reduced by 50%.

                Year 3, twenty-fifth month through thirty-sixth month of operation, Solano Travel must generate a minimum of $425,000 net revenue for the hotel or George Solano's existing ownership position will be reduced by 50%.

                This amendment to the partnership document embodies and contains the entire agreement and understanding between the parties hereto."



              19200 VON KARMAN AVENUE, SUITE 850, IRVINE, CA 92612
                   800-795-9390 714-757-0222 714-757-0444 FAX



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CENTRAL AMERICAN EQUITIES, INC.

A FLORIDA CORPORATION
================================================================================



       Therefore, it is hereby

       RESOLVED, to amend the contract as follows:

       1. All business done by George Solano between April 1, 1998 and November 8, 1999 will be accrued against his required net revenue target of $350,000; and

       2. All business between Solano Travel and Central American Equities Corp. will be fully commissionable at prevailing industry rates.

       There being no further business before the Board at this time, the meeting was adjourned.



                                        /s/ RICHARD WM. TALLEY
                                        ------------------------------
                                        Richard Wm. Talley, Chairman

                                        /s/ PAUL D. KING
                                        ------------------------------
                                        Paul D. King, Director

                                        /s/ W.F.O. ROSENMILLER
                                        ------------------------------
                                        W.F.O. Rosenmiller, Director


              19200 VON KARMAN AVENUE, SUITE 850, IRVINE, CA 92612
                   800-795-9390 714-757-0222 714-757-0444 FAX



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